UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Under § 240.14a-12

RED TRAIL ENERGY, LLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee paid previously with preliminary materials
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

P.O. Box 11
3682 Highway 8 South
Richardton, ND  58652

NOTICE OF 2024 ANNUAL MEETING OF MEMBERS
To be Held Thursday, April 4, 2024

To our members:

The 2024 annual meeting of members (the "2024 Annual Meeting") of Red Trail Energy, LLC (the "Company") will be held on Thursday, April 4, 2024, at the Bismarck Hotel & Conference Center, 800 S 3rd Street, Bismarck, North Dakota 58504. Registration for the meeting will start at 11:00 a.m. with a meal served at 12:00 p.m. and the meeting commencing at approximately 1:00 p.m. If you plan to attend the meal, please R.S.V.P. by calling Stacy at (701) 974-3308 Ext 1103 by Friday, March 29, 2024. The Board of Governors (the "Board") encourages you to attend the meeting and the meal.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2024 ANNUAL MEETING TO BE HELD ON THURSDAY, APRIL 4, 2024:

•This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting;
•The proxy statement, proxy card and annual report to members are available at www.redtrailenergy.com; and
•If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy by calling our office at (701) 974-3308 or toll free at (855) 974-3308, by written request at Red Trail Energy, LLC at P.O. Box 11, Richardton, ND 58652, by e-mail at proxy@redtrailenergy.com, or on our website at www.redtrailenergy.com on or before March 15, 2024, to facilitate timely delivery.

The purposes of the meeting are to: (1) Elect two governors to the Board; and (2) Transact such other business as may properly come before the 2024 Annual Meeting or any adjournments thereof. If you have any questions regarding the information in the proxy statement or completion of the proxy card or if you need help registering for the 2024 Annual Meeting, please call the Company at (701) 974-3308 or email us at proxy@redtrailenergy.com.

Only members listed on the Company's records at the close of business on January 29, 2024 are entitled to notice of the 2024 Annual Meeting and to vote at the 2024 Annual Meeting and any adjournments thereof. To be certain that your membership units will be represented at the 2024 Annual Meeting, your proxy card must be received by 4:00 p.m. on Wednesday, April 3, 2024. However, proxy cards may still be accepted by the Company for the 2024 Annual Meeting at any time prior to the polls closing.

To assure the presence of a quorum, the Board requests that you promptly sign, date and return a proxy card, whether or not you plan to attend the meeting. Proxy cards are available on the Company's website at www.redtrailenergy.com and may be printed by the members. No personal information is required to print a proxy card. If you wish to revoke your proxy at the meeting and execute a new proxy card, you may do so by giving written notice to our CFO, Joni Entze, prior to the commencement of the meeting. You may fax your completed proxy card to the Company at (701) 974-3309 or mail it to the Company at P.O. Box 11, Richardton, ND 58652.

By order of the Board of Governors,

                        /s/ Sid Mauch
January 29, 2024                    Sid Mauch, Chairman

Red Trail Energy, LLC
P.O. Box 11
3682 Highway 8 South
Richardton, ND  58652

Proxy Statement
2024 Annual Meeting of Members
Thursday, April 4, 2024

The proxy is solicited by the board of governors (the "Board") of Red Trail Energy, LLC (the "Company") for use at the 2024 annual meeting of members of the Company to be held on Thursday, April 4, 2024 (the "2024 Annual Meeting"), and at any adjournment thereof. The 2024 Annual Meeting will be held at the Bismarck Hotel & Conference Center, 800 S 3rd Street, Bismarck, North Dakota 58504. Registration for the 2024 Annual Meeting will start at 11:00 a.m. with a meal served at 12:00 p.m. and the meeting commencing at approximately 1:00 p.m.

This solicitation is being made pursuant to the SEC's internet availability of proxy materials rules, however the Company may also use its officers, directors and employees (without providing them with additional compensation) to solicit proxies from members in person or by telephone, facsimile, email or letter. Distribution of this proxy statement and a proxy card is scheduled to begin on or about January 29, 2024 at which time the proxy statement and proxy card will be available for printing and viewing at the Company's website at www.redtrailenergy.com.

SECTION I - QUESTIONS AND ANSWERS ABOUT THE 2024 ANNUAL MEETING AND VOTING

Q:    Why did I receive this proxy statement?

A:    The Board is soliciting your proxy to vote at the 2024 Annual Meeting because you were a member of the Company at the close of business on January 29, 2024, the record date, and are entitled to vote at the meeting.

Q:    When and where is the 2024 Annual Meeting?

A:    The 2024 Annual Meeting will be held at the Bismarck Hotel & Conference Center, 800 S 3rd Street, Bismarck, North Dakota 58504 on Thursday, April 4, 2024. Registration for the meeting will begin at 11:00 a.m. and a meal will be served at 12:00 p.m. The 2024 Annual Meeting will commence at approximately 1:00 p.m.

Q:    Who can attend the 2024 Annual Meeting?

A:    All members of the Company as of the close of business on the record date may attend the 2024 Annual Meeting.

Q:    What is the record date for the 2024 Annual Meeting?

A:    The record date for the 2024 Annual Meeting is the close of business on January 29, 2024.

Q:    What am I voting on?

A:    You are voting on the election of two governors.  The nominees are Mike Appert and William Price. Mr. Appert and Mr. Price are incumbent governors.

Q:    How many membership units are outstanding?

A:    On January 29, 2024, there were 40,148,160 outstanding membership units. This means there is a total of 40,148,160 votes on any matter presented to the members.

Q:    What constitutes a quorum?

A:    As of the record date, the Company had 40,148,160 outstanding membership units. The presence of members holding a majority of the voting power of the membership interests entitled to vote at a meeting, or 20,074,081 membership units, constitutes a quorum. If you submit a properly executed proxy or appear at the 2024 Annual Meeting, then your units will be counted as part of the quorum.

Q.    How did you select the nominees for governor?

A.    The Nominating Committee evaluates prospective nominees' knowledge about the Company, the ethanol industry, financial statements, corn and ethanol markets and general business. Mike Appert and William Price were considered for nomination to their existing seats. Based on this evaluation of the nominees, the Nominating Committee recommended that Mike Appert and William Price be nominated for election as Group II governors, to serve until the 2027 annual meeting or until their successors are duly elected and qualified.  The Board recommends that members vote their units in favor of the election of the incumbent governors Mike Appert and William Price.

Q:    What is the voting requirement to elect the governors and what is the effect of a withhold vote?

A:    In the election of governors, the two nominees receiving the greatest number of votes will be elected, regardless of whether any individual nominee receives votes from a majority of the quorum. The presence (in person or by proxy) of members holding a majority of the voting power of the membership interests entitled to vote at a meeting is required for the election of governors.

Withheld votes will be counted when determining whether a quorum is present. Withheld votes for governor elections, however, will not be counted for or against any nominee because governors are elected by plurality vote, meaning that the two nominees receiving the most votes win.

Q:    How many votes can I cast when electing governors?

A:    The Company has received written notice of a member's intent to use cumulative voting. As a result, in accordance with the cumulative voting rights set forth in the Company's Articles of Organization and in Chapter 10-32.1 of the North Dakota Limited Liability Company Act, to which the Company is subject, you are entitled to give a nominee as many votes as is equal to the number of membership units you own multiplied by the number of governors to be elected. You may distribute your votes among the nominees as you see fit.  For example, if you own 100 membership units as of the record date, and if two governors are to be elected in a group at the annual meeting, you have 200 votes that you can allocate among the nominees in that group in any manner you choose. You are not required to cumulate your votes and may split your votes equally between two candidates. The two nominees receiving the greatest number of votes at the annual meeting will be elected to the Board.

Q:     What is the effect of a broker non-vote?

A:     While we do not believe that any of the Company's units are held in street name by brokers, broker non-votes, if any, will count for purposes of establishing a quorum at the 2024 Annual Meeting. A broker non-vote occurs when an individual owns units which are held in the name of a broker. The individual is the beneficial owner of the units, however, on the records of the Company, the broker owns the units. If the individual who beneficially owns the units does not provide the broker with voting instructions on non-routine matters, this is considered a broker non-vote. For such non-routine matters, the broker cannot vote and reports the units as "non-votes." These broker non-votes function as abstentions under the Company's governing documents.

Q:    Do I have dissenters' rights?

A:    Pursuant to Section 10-32-54 of the North Dakota Statutes which governs limited liability companies formed prior to 2015, members have no dissenters' rights with regard to governor elections. Dissenters' rights are generally the right of a security holder to dissent from and obtain the fair value of their membership units in certain events, such as mergers, share exchanges, and certain amendments to a company's governance documents.

Q:    How do I vote?

A:    Membership units can be voted only if the holder of record is present at the 2024 Annual Meeting, either in person or by proxy. You may vote using either of the following methods:

• Proxy. The Company's proxy card is a means by which a member may authorize the voting of his, her, or its membership units at the 2024 Annual Meeting. The membership units represented by each properly executed proxy card will be voted at the 2024 Annual Meeting in accordance with the member's directions. The Company urges you to specify your choices by marking the appropriate boxes on the proxy card. After you have marked your choices, please sign and date the proxy card and mail it to the Company at P.O. Box 11, Richardton, ND 58652 or by fax to the Company at (701) 974-3309. To be certain that your membership units will be represented at the 2024 Annual Meeting, your proxy card must be received by the Company by 4:00 p.m. on Wednesday, April 3, 2024. However, proxy cards may still be accepted by the Company in person at the 2024 Annual Meeting at any time prior to the polls closing.

If you sign and return the proxy card without specifying any choices for governor, your membership units will be registered as withheld, but your units will be included to determine if a quorum is present at the meeting.

• In person at the 2024 Annual Meeting. All members may vote in person at the 2024 Annual Meeting.

If membership units are owned jointly by more than one person, both persons must sign the proxy card in order for the units to be counted.

Q:    What can I do if I change my mind after I return my proxy?

A:    You may revoke your proxy by giving written notice of the revocation to our CFO, Joni Entze, at the Company's offices at P.O. Box 11, 3682 Highway 8 South, Richardton, ND 58652 prior to the 2024 Annual Meeting. You may also revoke your proxy in person by attending the Annual Meeting and voting in person.

Q:    What happens if I mark too few or too many boxes on the proxy card?

A:    If you do not mark any choices on the proxy card for governors, then the proxies will register your vote as withheld, but your units will be included to determine if a quorum is present at the meeting. You may wish to vote for only one of the governor nominees. In this case, your votes will only be counted for the governor nominee you have selected and all of your cumulated votes will be allocated to that governor nominee. If you mark contradicting choices on the proxy card, such as both for and withheld for a nominee, your votes will not be counted with respect to the governor nominee(s) for whom you marked contradicting choices.

    Each fully executed proxy card will be counted for purposes of determining whether a quorum is present at the 2024 Annual Meeting.

Q:    Who will count the vote?

A:    All votes will be tabulated by the Company's CFO, Joni Entze, and the election will be certified by a representative from the BrownWinick Law Firm who will be serving as inspector of elections. Votes, abstentions and withheld votes will be tabulated separately.

Q:    How do I nominate a candidate for election as a governor at next year's annual meeting?

A:    Three governor positions will stand for election at the 2025 annual meeting. Nominations for governor positions are made by a nominating committee appointed by the Board.
In addition, our Amended and Restated Operating Agreement provides that members must give advance notice to the Company of any person that they propose be nominated as a governor. Under the advance notice provision, to be timely, a member's notice must be received at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting of members.  With regard to governor nominations, the notice must also set forth (a) the name and address of the member who intends to make the nomination, (b) the name, age, business address and, if known, residence address of each person so proposed, (c) the principal occupation or employment of each person so proposed for the past five (5) years, (d) the number of membership units of the Company beneficially owned by each person so proposed and the earliest date of acquisition of any such membership units, (e) a description of any arrangement or understanding between each person so proposed and the member(s) making such nomination with respect to such person's proposal for nomination and election as a governor and actions to be proposed or taken by such person if elected a governor; and (f) the written consent of each person so proposed to serve as a governor if nominated and elected as a governor.

Q:    What is a member proposal?

A:    A member proposal is your recommendation that the Company and/or the Board take action, which you intend to present at a meeting of the Company's members. Your proposal should state as clearly as possible the course of action that you believe the Company should follow. If your proposal is included in the Company's proxy statement, then the Company must also provide the means for members to vote on the matter via the proxy card. The deadlines and procedures for submitting member proposals are explained in the following question and answer. The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Q:    When are member proposals due for the 2025 annual meeting?

A:    In order to be considered for inclusion in the Company's 2025 annual meeting proxy statement, member proposals must be submitted in writing to the Company, by October 1, 2024 (approximately 120 days prior to the one year anniversary date of the mailing of the 2024 proxy materials for the 2024 Annual Meeting). The Company suggests that proposals for the 2025 annual meeting of the members be submitted by certified mail-return receipt requested.

Members who intend to present a proposal at the 2025 annual meeting of members without including such proposal in the Company's proxy statement must provide the Company notice of such proposal no later than December 16, 2024 (approximately 45 days prior to the one year anniversary date of the mailing of the 2024 proxy materials for the 2024 Annual Meeting). The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

If the Company does not receive notice of a member proposal intended to be submitted to the 2025 annual meeting by December 16, 2024, the persons named on the proxy card accompanying the notice of meeting may vote on any such proposal in their discretion, provided the Company has included in its proxy statement an explanation of its intention with respect to voting on the proposal.

Q:    Who is paying for this proxy solicitation?

A:    The entire cost of this proxy solicitation will be borne by the Company. The cost will include the cost of supplying necessary additional copies of the solicitation materials for beneficial owners of membership units held of record by brokers, dealers, banks and voting trustees and their nominees and, upon request, the reasonable expenses of such record holders for completing the mailing of such materials and reports to such beneficial owners.

SECTION II - PROPOSAL TO BE VOTED UPON

PROPOSAL ONE
ELECTION OF GOVERNORS

The Company has seven governors.  Each governor is elected to a three year term.  The terms of the governors are staggered, so that the terms of no more than three governors expire in any given year. The staggering of the terms of the governors commenced at the annual meeting of the members which was held on May 30, 2007, at which meeting two governors were elected to an initial one year term (Group I), two governors were elected to an initial two year term (Group II), and three governors were elected to an initial three year term (Group III). The Company's current governors, listed by group, are as follows:

Group I:     Ronald Aberle and Ambrose Hoff - Terms expire in 2026
Group II:       Mike Appert and William Price - Terms expire in 2024
Group III:      Frank Kirschenheiter, Syd Lawler and Sid Mauch - Terms expire in 2025

The Nominating Committee of the Board is comprised of Ronald Aberle, Frank Kirschenheiter, Sid Mauch, Syd Lawler, and Ambrose Hoff and is responsible for selecting candidates for governor. The Nominating Committee undertook a review of all prospective nominees.  Mike Appert and William Price, the Group II incumbent governors, were considered for nomination to their existing seats.

Based on this evaluation of the nominees, the Nominating Committee believes that each of the nominees is qualified to serve on the Board. Mike Appert and William Price have each consented to being named in the proxy statement and to serve if elected.

The two nominees who receive a plurality of the votes for the election of governors will be elected to the position of governor.  If you fail to mark a vote, the proxies solicited by the Board will be voted as withheld votes, but your units will be included for purposes of determining whether a quorum is present at the meeting. If you do not submit a proxy card, your vote will not be counted as a vote for or against any nominee and you will not be counted as present for purposes of determining a quorum. If you withhold your vote, your vote will not be counted as a vote for or against any nominee but will be counted for purposes of determining a quorum.

The following table contains certain information with respect to the nominees for election to the Board at the 2024 Annual Meeting:

Name	Age	Year First Became A Governor	Term Expires	If Elected, Term will Expire	Primary Occupation
Mike Appert	55	2006	2024	2027	Owner and President of Appert Acres, Inc.
William Price	61	2006	2024	2027	Director and Officer of various cattle-related operations

Biographical Information of Nominees

Mike Appert, Governor, Vice Chairman and Nominee - Age 55

Mr. Appert currently serves as vice chairman of the Board and has served as a governor since our inception. Mr. Appert's term as a governor will expire at the 2024 annual meeting. Mr. Appert will continue as the Company's vice chairman until his earlier resignation or removal. He previously served as chairman and secretary. Mr. Appert is also a member of our Compensation and Risk Management Committees.

Mr. Appert has been the owner and president of Appert Acres, Inc., a corn, soybean, sunflowers and small grains farming operation since 1991, as well as operating a Mycogen Seeds Dealership.  He also serves on several boards which include the Hazelton Airport Authority as president, the Goose Lake Chapter Pheasants Forever as treasurer, the St. Paul Catholic Church Finance Council, and the North Dakota Soybean Council. Mr. Appert has a degree in Financial Management from the University of North Dakota. Mr. Appert was selected as a nominee based on his prior experience with the Company, the ethanol industry and agriculture generally. If elected, Mr. Appert has agreed to serve as a governor.

William Price, Governor and Nominee - Age 61

Mr. Price has served as a governor since our inception. Mr. Price's term as a governor will expire at the 2024 annual meeting. Mr. Price currently serves as a member of the Compensation Committee.  Mr. Price served as vice president from the inception of the Company until May 2007, and until recently served as secretary.

Since 1980, Mr. Price has been the managing partner and is currently vice president of Price Cattle Ranch LLP, a cattle operation.  Since 1997, he has been the managing partner and is currently the president of Missouri River Feeders LLP, a feedlot and diversified farm. Mr. Price is also a governor of North Dakota Sow Center LLLP, a 10,000 head ISO wean facility and serves as a board member for Eco Balance Global.  Mr. Price is a member of multiple associations, including the North Dakota Stockmen's Association, the National Cattlemen's Beef Association, and the Great Bend Irrigation District, and has served on the Missouri Slope Irrigation Board of Governors and served as chairman of the North Dakota Feeder Council. Mr. Price was selected as a nominee based on his prior experience with the Company, the ethanol industry and agriculture generally. If elected, Mr. Price has agreed to serve as a governor.

Required Vote and Board Recommendation

The affirmative vote of a plurality of the membership voting interests is required to elect a nominee to the position of governor. The two nominees receiving the greatest number of votes will be elected as governors. If you do not submit a proxy card, your vote will not be counted as a vote for or against any nominee and you will not be counted as present for purposes of determining a quorum unless you attend the 2024 Annual Meeting. If you withhold your vote, your vote will not be counted as a vote for or against any nominee but will be counted for purposes of determining a quorum.

YOUR BOARD BELIEVES EACH NOMINEE IS WELL QUALIFIED TO SERVE AS A GOVERNOR OF THE COMPANY.

SECTION III - REQUIRED INFORMATION

GOVERNORS AND OFFICERS

Biographical Information for Non-nominee Governors

Frank Kirschenheiter, Governor - Age 73

Mr. Kirschenheiter has served as a governor since May 2007. Mr. Kirschenheiter's term as a governor will expire at the 2025 annual meeting. Mr. Kirschenheiter previously served as treasurer of the Board and is a member of the Compensation Committee. Mr. Kirschenheiter and his wife Earlene have been involved with their children in a small cattle operation outside of Richardton, North Dakota.  Mr. Kirschenheiter has also served as the mayor of the City of Richardton for the past 24 years.

Syd Lawler, Governor - Age 67

Mr. Lawler currently serves as a governor and his term as a governor will expire at the 2025 annual meeting. Mr. Lawler currently serves as a member of the Audit and Compensation Committees. Mr. Lawler has been a farmer in Emmons County since 1976 raising small grains, corn and sunflowers. Prior to his retirement in 2020, Mr. Lawler was a Business Banking Manager then Chief Credit Officer with Cornerstone Bank. Mr. Lawler has been active in Linton community affairs by serving as a City Alderman for Linton and as a director on the Linton Airport Authority.

Sid Mauch, Governor, Chairman - Age 77

Mr. Mauch currently serves as chairman of the Board and has served as a governor since March 2009. Mr. Mauch's term as a governor will expire at the 2025 annual meeting. Mr. Mauch will continue as the Company's chairman until his earlier resignation or removal. Mr. Mauch also currently serves on our Risk Management and Compensation Committees. Mr. Mauch was the manager and controller of Maple River Grain & Agronomy, LLC, a grain elevator and agronomy supplier located in Casselton, North Dakota, from 1976 to 2012.

Ronald Aberle, Governor - Age 60

Mr. Aberle has served as a governor since our inception and is the chair of our Audit Committee. Mr. Aberle's term as a governor will expire at the 2026 annual meeting. Mr. Aberle is also a member of our Audit, Compensation and Risk Management Committees. Mr. Aberle is an owner and managing partner of Aberle Farms, a diversified farm and ranch, and most recently added an RV Campground to the enterprise. Mr. Aberle currently serves as an advisory board member of US Bank in Bismarck and is a trustee of St. Hildegard's Church.

Ambrose Hoff, Governor - Age 72

Mr. Hoff currently serve as a governor, and his term as a governor will expire at the 2026 annual meeting. Mr. Hoff currently serves as secretary of the Board. Mr. Hoff will continue as the Company's secretary until his earlier resignation or removal. He is also a member of our Audit and Compensation Committees. Mr. Hoff is the president of Stone Mill, Inc., a grain processing plant and also the CEO of Amber Waves, Inc., a manufacturing facility, both located in Richardton, North Dakota. Mr. Hoff is an active board member of the Richardton Development Company and previously served as our president from inception to August 28, 2006 and as a governor of the Company from inception until 2007 until he was re-elected as a governor in 2011 and has served as governor since his 2011 re-election.

Biographical Information Regarding Officers and Key Employees

Jodi Johnson, Chief Executive Officer - Age 43

Ms. Johnson has served as the Company's Chief Executive Officer since April 2023 and had previously served as the Company's Chief Financial Officer since April 2013. She is a Certified Public Accountant who operated her own tax preparation service for the last nine years where she prepared tax returns and provided other financial services for her clients. Ms. Johnson was also the Accounting Assistant and then Controller for the Theodore Roosevelt Medora Foundation since August 2004 where she prepared financial statements, supervised other accounting staff and performed other accounting related duties. Ms. Johnson serves at the pleasure of the Board until her earlier resignation or removal.

Joni Entze, Chief Financial Officer - Age 36

Ms. Entze has served as the Company's Chief Financial Officer since April 2023. She has been an employee of the Company since November 2021. Prior to her employment with the Company, Ms. Entze served as an assistant business manager for the Beulah School District. Ms. Entze serves at the pleasure of the Board until her earlier resignation or removal.

Ryan Wiege, Grain Merchandiser - Age 39

Mr. Wiege has served as the Company's Grain Merchandiser since December 2008 and currently serves on our Risk Management Committee. Prior to his employment with the Company he worked at the Bobcat Company in Bismarck as an Assembly Mechanic for four years. Mr. Wiege serves at the pleasure of the Board until his earlier resignation or removal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

For purposes of our governors, governor nominees, management and members who beneficially own 5% or more of the membership units, beneficial ownership is determined in accordance with the rules of the SEC. Except as indicated by footnote, a person named in the tables below has sole voting and sole investment power for all membership units beneficially owned by that person. In addition, unless otherwise indicated, all persons named below can be reached at Red Trail Energy, LLC at 3682 Highway 8 South, P.O. Box 11, Richardton, ND 58652.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of January 29, 2024, members of our management, the Board and our nominees own membership units as follows:

Title of Class	Name of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
Membership Units	Gerald and Carolyn Keller	2,403,791	6.0%

SECURITY OWNERSHIP OF OUR BOARD OF GOVERNORS, MANAGEMENT AND OUR NOMINEES

As of January 29, 2024, members of our management, the Board and our nominees own membership units as follows:

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Membership Units	Ronald Aberle, Governor	334,587(1)	0.83%
Membership Units	Mike Appert, Governor and Nominee	1,350,000(2)	3.36%
Membership Units	Ambrose Hoff, Governor	780,000(3)	1.94%
Membership Units	Frank Kirschenheiter, Governor	100,000	*
Membership Units	Syd Lawler, Governor	205,000(4)	*
Membership Units	Sid Mauch, Governor	66,500(5)	*
Membership Units	William Price, Governor and Nominee	400,000(7)	*
Membership Units	Gerald Bachmeier, Former CEO	1,624,500(8)	4.05%
Membership Units	Jodi Johnson, CEO	—	—%
Membership Units	Joni Entze, CFO	—	—%
Membership Units	Ryan Wiege, Grain Merchandiser	—	—%
TOTAL:	Governors/Officers/Nominees as a Group	5,138,920	12.80%
(*)     Designates less than one percent ownership.

(1)    Includes 314,587 units owned jointly with Mr. Aberle's spouse. Additionally, 20,000 units are held by Old Ten Investment, of which Mr. Aberle is a partner and of which Mr. Aberle disclaims beneficial ownership.
(2)     Includes 380,000 units which Mr. Appert owns jointly with his spouse and 100,000 units held directly by his son of which Mr. Appert disclaims beneficial ownership.  Additionally, 160,000 units are held by Appert Acres, Inc., of which Mr. Appert is a partial owner and of which Mr. Appert disclaims beneficial ownership, and 210,000 units are held by Appert Farms, Inc., of which Mr. Appert is a partial owner and of which Mr. Appert disclaims beneficial ownership.
(3)    Includes 480,000 units owned jointly with Mr. Hoff's spouse.  Additionally, 300,000 units are held by Richardton Development Company, of which Mr. Hoff serves as an officer and of which Mr. Hoff disclaims beneficial ownership.
(4)    Includes 105,000 units owned jointly with Mr. Lawler's spouse.
(5)    Includes 65,500 units owned jointly with Mr. Mauch's spouse.
(7)    Includes 300,000 units which Mr. Price owns jointly with his brother and 100,000 units held jointly with his brother and mother.
(8)    Includes 1,624,500 units owned by RTSB, LLC of which Mr. Bachmeier is a principal owner and of which Mr. Bachmeier disclaims beneficial ownership. Note that Mr. Bachmeier served as the Company's CEO until April 24, 2023.

BOARD OF GOVERNORS' MEETINGS AND COMMITTEES

The Board generally meets once per month. The Board held ten regularly scheduled meetings and two special meetings during the fiscal year ended September 30, 2023. Each governor attended at least 75% of the meetings of the Board during the fiscal year ended September 30, 2023.

The Board does not have a formalized process for holders of membership units to send communications to the Board. The Board feels this is reasonable given the accessibility of our governors. Members desiring to communicate with the Board are free to do so by contacting a governor. The names of our governors are listed on the Company's website at https://redtrailenergy.com/fccp-board-directors-20592 or are available by calling the Company's office at (701) 974-3308.

The Board does not have a policy with regard to governors' attendance at annual meetings. Last year, all seven governors attended the Company's annual meeting. Due to this high attendance record, it is the view of the Board that such a policy is unnecessary.

Governor and Nominee Independence

All of our governors and nominees are independent, as defined by our Audit Committee Charter. In evaluating the independence of our governors and nominees, we considered the following factors: (i) the business relationships of our governors and nominees; (ii) positions our governors and nominees hold with other companies; (iii) family relationships between our governors and nominees and other individuals involved with the Company; (iv) transactions between our governors and nominees and the Company; and (v) compensation arrangements between our governors and nominees and the Company.

Policy Regarding Employee, Officer and Director Hedging

We do not have a policy prohibiting our directors, officers or employees from purchasing financial instruments that are designed to hedge or offset any decrease in the market value of the Company's membership units held by such persons. As a limited liability company, we are required to restrict the transfers of our membership units in order to preserve our partnership tax status. Our membership units may not be traded on any established securities market or readily traded on a secondary market (or the substantial equivalent thereof). Because there is no public market for our units, it is the view of the Board that such a policy is unnecessary.

Board Leadership Structure and Role In Risk Oversight

The Company is managed by a Chief Executive Officer that is separate from the Chairman of the Board. The Board has determined that its leadership structure is effective to create checks and balances between the executive officers of the Company and the Board. The Board is actively involved in overseeing all material risks that face the Company. The Board administers its oversight functions by reviewing the operations of the Company, by overseeing the executive officers' management of the Company, and through its risk management committee.

Code of Ethics

The Company has adopted a Code of Business Conduct that applies to all of our employees, officers and governors, and a Code of Ethics for Senior Financial Officers that applies to our Chief Executive Officer, Chief Financial Officer and Grain Merchandiser and other persons performing similar functions. The Code of Business Conduct and Code of Ethics are available on the Investors section of our website at https://redtrailenergy.com/fccp-how-invest-20588.

Committees

The Board has four standing committees: the Audit Committee, Compensation Committee, Nominating Committee and Risk Management Committee. Each committee member attended at least 75% of the committee meetings for all committees on which they served.

Audit Committee

The Audit Committee of the Board operates under a charter adopted by the Board on December 22, 2010. A copy of our Audit Committee charter is posted on our website at https://redtrailenergy.com/fccp-how-invest-20588. Under the charter, the Audit Committee must have at least three members. Our Audit Committee members are Ronald Aberle, Ambrose Hoff and Syd Lawler. The chairperson of the Audit Committee is Mr. Aberle. Our Audit Committee currently does not have an individual designated as a financial expert and has communicated this to the Nominating Committee for their consideration as they review potential nominees for the Board. The reason the Audit Committee does not have a financial expert is that none of our current governors qualify as a financial expert. Since the Company is not registered with a national securities exchange, the Audit Committee is exempt from the independence listing standards required by such national securities exchanges. Our Audit Committee charter requires a majority of our committee members to be independent as defined in the Audit Committee charter. All three members of our Audit Committee are independent as required by our Audit Committee charter.

The Audit Committee held four meetings during the fiscal year ended September 30, 2023.  Each audit committee member attended at least 75% of the audit committee meetings during the fiscal year ended September 30, 2023.

Audit Committee Report

The Audit Committee delivered the following report to the Board of the Company on December 29, 2023. The following report of the Audit Committee shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the report by reference in any such document.

The Audit Committee reviews the Company's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process. The Company's independent auditors are responsible for expressing an opinion on the conformity of the audited financial statements to generally accepted accounting principles. The Audit Committee reviewed and discussed with management the Company's audited financial statements as of and for the fiscal year ended September 30, 2023. The committee has discussed with Eide Bailly LLP, its independent accountants, the matters required to be discussed under Public Company Accounting Oversight Board ("PCAOB") Auditing Standard No. 61, as amended Communications with Audit Committee (SAS 61). The committee has received from the independent auditors written disclosures regarding the auditors' independence required by PCAOB and the Independence Rule 3526, Communication with Audit Committees Concerning Independence, and has discussed with the independent auditors, the independent auditors' independence. The committee has considered whether the provision of services by Eide Bailly LLP not related to the audit of the financial statements referred to above and to the reviews of the interim financial statements included in the Company's Forms 10-Q are compatible with maintaining Eide Bailly LLP independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements referred to above be included in the Company's annual report on Form 10-K for the fiscal year ended September 30, 2023.
                            Audit Committee
                                Ronald Aberle, Chairman
                                Ambrose Hoff
                                Syd Lawler

Independent Registered Public Accounting Firm

The Audit Committee has selected Eide Bailly LLP as the independent registered public accountants for the fiscal year October 1, 2023 to September 30, 2024. A representative of Eide Bailly LLP is expected to be represented at the 2024 Annual Meeting to respond to questions from the members and will have an opportunity to make a statement if they desire.

Audit Fees

The aggregate fees billed to the Company by our independent registered public accountants, Eide Bailly LLP, during our 2023 and 2022 fiscal years are as follows:

Category	Fiscal Year	Eide Bailly Fees
Audit Fees(1)	2023	131,574
	2022	90,696
Audit- Related Fees	2023	—
	2022	—
Tax Fees(2)	2023	58,652
	2022	18,264
All Other Fees	2023	—
	2022	—
(1)    Audit Fees. This category includes the fees and out-of-pocket expenses for professional services rendered by the principal accountant for the audit of the Company's annual financial statements and review of financial statements included in the Company's Form 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.
(2)    Tax Fees. This category consists of fees for tax compliance, tax advice and tax planning.

The Board is required to pre-approve all audit and non-audit services performed by the Company's independent auditor to assure that the provision of such services does not impair the auditor's independence. All audit and non-audit services performed by the Company's independent auditor during 2022 and 2023 were pre-approved by the Board. The Board will not authorize the independent auditor to perform any non-audit service which independent auditors are prohibited from performing under the rules and regulations of the Securities and Exchange Commission or the Public Company Accounting Oversight Board. The Board may delegate its pre-approval authority to one or more of its governors, but not to management. The governor or governors to whom such authority is delegated shall report any pre-approval decisions to the Board at its next scheduled meeting.

Compensation Committee

The Company's standing Compensation Committee consists of all members of the Board. Sid Mauch serves as the chairman of the Compensation Committee. The Compensation Committee has the overall responsibility for approving and evaluating the Company's governors' and Chief Executive Officer's compensation. Each member of the Compensation Committee is independent pursuant to the independence standard included in the Company's Audit Committee charter. The Compensation Committee has delegated to the Chief Executive Officer the authority to set compensation for lower executive officers, including the Company's Chief Financial Officer and Grain Merchandiser, and also the authority to implement compensation plans, policies and programs consistent with the Company's philosophy and objectives. The Compensation Committee has not engaged compensation consultants or any other person to assist in determining or recommending the amount or form of executive or governor compensation, but would consider doing so in those situations where it felt such an engagement was warranted or appropriate.

The Compensation Committee does not operate under a charter and is exempt from the independence listing standards because the Company's securities are not listed on a national securities exchange or listed in an automated inter-dealer quotation system or a national securities association or to issuers of such securities. The Compensation Committee held one meeting during the fiscal year ended September 30, 2023 and each member of the Compensation Committee attended the meeting.

For additional information on the responsibilities and activities of the compensation committee, including the process for determining executive compensation; see the section of this proxy statement entitled "Compensation Discussion and Analysis."

Nominating Committee

The Nominating Committee of the Board consists of Ronald Aberle, Frank Kirschenheiter, Sid Mauch, Syd Lawler and Ambrose Hoff. Mr. Appert serves as chairman of the Nominating Committee. Each member of the Nominating Committee is independent pursuant to the independence standard included in the Company's Audit Committee charter. The Nominating Committee held one meeting during the fiscal year ended September 30, 2023 and each member of the Nominating Committee attended the meeting. The Nominating Committee does not operate under a written charter.

Governor Nominations Policy

Our Nominating Committee will consider governor candidates recommended by members in accordance with the Company's Operating Agreement. Members interested in submitting the name of a candidate for consideration as governor should send a letter to the Secretary of the Company, P.O. Box 11, 3682 Highway 8 South, Richardton, ND 58652, and specify that the letter should be forwarded to the chairman of the Nominating Committee.  The Board has not yet adopted a formal policy regarding qualifications of governor candidates and we do not have a policy regarding considering diversity in governor nominees. In evaluating governor nominees, the Nominating Committee and the Board considers a variety of factors, including the appropriate size of the Board; our needs with respect to the particular talents and experience of our governors; the knowledge, skills and experience of nominees, including: experience in the ethanol, corn or feed industries, finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board; experience with accounting rules and practices; and the desire to balance the benefit of continuity with the periodic injection of fresh perspectives provided by new Board members. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, although we reserve the right in the future to retain a third party search firm, if necessary.

On July 31, 2008, the Board adopted an Amended and Restated Operating Agreement, which provided that members must give advance notice to the Company of any business that they propose to bring before an annual meeting or of any person that they propose be nominated as a governor. Under the advance notice provision, to be timely, a member's notice must be received at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting of members. With regard to governor nominations, the notice must also set forth (a) the name and address of the member who intends to make the nomination, (b) the name, age, business address and, if known, residence address of each person so proposed, (c) the principal occupation or employment of each person so proposed for the past five years, (d) the number of membership units of the Company beneficially owned by each person so proposed and the earliest date of acquisition of any such membership units, (e) a description of any arrangement or understanding between each person so proposed and the member(s) making such nomination with respect to such person's proposal for nomination and election as a governor and actions to be proposed or taken by such person if elected a governor; and (f) the written consent of each person so proposed to serve as a governor if nominated and elected as a governor.

For the 2024 Annual Meeting, the Nominating Committee evaluated the qualifications and performance of two incumbent governors, Mike Appert and William Price, whose terms as Group II governors will expire at the 2024 Annual Meeting, who were each recommended by members of the Company. Based upon these evaluations, the Nominating Committee nominated Mr. Appert and Mr. Price for election as governors at the 2024 Annual Meeting.

Risk Management Committee

The Risk Management Committee of the Board consists of Ronald Aberle, Mike Appert, and Sid Mauch. Mr. Appert serves as chairman of the Risk Management Committee. The Risk Management Committee is involved in setting the direction for the Company in relation to its corn and ethanol hedging strategies. The Risk Management Committee met fifty-six times during our fiscal year ended September 30, 2023 and each committee member attended at least 75% of the committee meetings.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Board has adopted a written policy requiring all governors, officers and employees, and their immediate family members, to notify the Board about any transaction, of any size, with the Company.  The Board is responsible for enforcing this policy. Some of our governors, officers and employees and their immediate family members have sold corn to the Company or purchased E85 or distillers grains from the Company. These purchases and sales were made on terms available to all parties that do business with the Company, and were as follows for our 2023 fiscal year:

Ronald Aberle, a governor, and a company owned in part by Mr. Aberle, sold corn to the Company in an amount equal to $3,853,708 during our fiscal year ended September 30, 2023.

Mike Appert, a governor and nominee, and various companies owned in part by Mr. Appert, sold corn to the Company in an amount equal to $7,559,154 during our fiscal year ended September 30, 2023.

William Price, a governor and nominee, and a company owned in part by Mr. Price, had distillers purchases in an amount equal to $132,196 during our fiscal year ended September 30, 2023.

The Board reviews all transactions with related parties, as that term is defined by Item 404 of SEC Regulation S-K, or any transaction in which related persons have an indirect interest. The Company's Code of Business Conduct and Code of Ethics also includes a written policy governing related party transactions, that applies to all of our employees, officers and governors. The Board believes these transactions were no less favorable to the Company than the Company could receive from an independent third party.

COMPENSATION OF GOVERNORS AND EXECUTIVE OFFICERS

Compensation Discussion and Analysis

Overview

Throughout this proxy statement, the individuals who serve as our Chief Executive Officer, Chief Financial Officer and Grain Merchandiser are referred to as the "executive officers". The Compensation Committee has responsibility for establishing, implementing and regularly monitoring adherence to the Company's compensation philosophy and objectives.

In setting compensation, the Compensation Committee took into account the member vote at our 2023 annual member meeting called the "Say-on-Pay," where the Company's members overwhelming voted to endorse the Company's system of compensating its executive officers.

Compensation Philosophy and Objectives

Our compensation programs are designed to achieve the following objectives:

•Attract, retain and motivate highly qualified and talented executives who will contribute to the Company's success by reason of their ability, ingenuity and industry;
•Link compensation realized to the achievement of the Company's short and long-term financial and strategic goals;
•Align management and member interests by encouraging long-term member value creation;
•Maximize the financial efficiency of the compensation program from tax, accounting, cash flow and dilution perspectives; and
•Support important corporate governance principles and comply with best practices.

Compensation Committee Procedures

The Compensation Committee is responsible for determining the nature and amount of compensation for the Company's Chief Executive Officer and has delegated to the Chief Executive Officer the authority to set compensation for lower executive officers, including the Company's Chief Financial Officer and Grain Merchandiser. The Compensation Committee has also delegated to the Chief Executive Officer the authority to implement compensation plans, policies and programs consistent with the Company's philosophy and objectives.

The Compensation Committee recommended that the Company enter into an employment agreement with the Company's prior Chief Executive Officer, Gerald Bachmeier, effective July 8, 2010. The employment agreement provided for an annual base salary and a year-end bonus based on the Company's net income. The Compensation Committee recommended that the Company enter into an employment agreement with the Company's current Chief Executive Officer, Jodi Johnson, effective April 24, 2023. This employment agreement also provides for an annual base salary and a year-end bonus based on the Company's net income.

Base Salary

The evaluation of the Chief Executive Officer's employment agreement was based on the scope of the chief executive's roles, responsibilities, experience levels and performance, and taking into account competitive market compensation paid by comparable companies for similar positions.

Bonus

In addition to the base salary, the evaluation of the Chief Executive Officer's employment agreement also included the potential to earn a year-end bonus based on the Company's net income. The Compensation Committee believed that the alignment of bonus potential with the Company's financial performance is consistent with the Company's compensation philosophy and objectives.

Accounting and Tax Treatment of Awards

None of our executive officers, governors, or employees receives compensation in excess of $1,000,000 and therefore the entire amount of their compensation is deductible by the Company as a business expense. Certain large executive compensation awards are not tax deductible by companies making such awards. None of our compensation arrangements are likely to reach this cap in the foreseeable future.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management.  Based upon this review and discussion, the Board determined that the Compensation Discussion and Analysis should be included in this proxy statement.
    Compensation Committee

    Sid Mauch, Chair
    Ronald Aberle
    Mike Appert
    Ambrose Hoff
    Frank Kirschenheiter
    Syd Lawler
    William Price

Compensation Committee Interlocks and Insider Participation

None of the members of the executive compensation committee is or has been an employee of the Company. There are no interlocking relationships between the Company and other entities that might affect the determination of the compensation of our executive officers.

Summary Compensation Table

The following table sets forth all compensation paid or payable by the Company during the last three fiscal years, or such shorter period that they were covered by this requirement, to our Chief Executive Officer, Chief Financial Officer and Grain Merchandiser.

We did not have any compensatory security option plan or other plan for long term compensation for our executive officer or governors in place as of September 30, 2023. Further, as of September 30, 2023, none of our governors or executive officers had any options, warrants, or other similar rights to purchase securities of the Company.

Compensation of Named Executive Officers

Name and Principal Position	Fiscal Year	Salary	Bonus	Other	Total
Jodi Johnson, CEO(1)	2023	188,553	40,000	—	228,553
	2022	149,423	26,292	—	175,715
	2021	135,000	2,500	—	137,500
Joni Entze, CFO(2)	2023	74,975	6,000	—	80,975
Ryan Wiege, Grain Merchandiser	2023	125,539	15,000	—	140,539
	2022	119,731	11,292	—	131,023
	2021	113,945	2,500	—	116,445
(1)Ms. Johnson was appointed CEO effective April 24, 2023 and had previously served as CFO of the Company from April 2013 to April 24, 2023.
(2)Ms. Entze was appointed CFO effective April 24, 2023.

Employment Agreements with Governors or Officers

The Company entered into an employment agreement with Gerald Bachmeier for the position of Chief Executive Officer of the Company effective July 8, 2010. The employment agreement provided for an annual base salary as well as a year-end bonus based on the Company's net income. As of April 24, 2023, Mr. Bachmeier is no longer the Chief Executive Officer and the Company's employment agreement with Mr. Bachmeier has terminated.

The Company entered into an employment agreement with Jodi Johnson for the position of Chief Executive Officer of the Company effective April 24, 2023. The employment agreement provided for an annual base salary as well as a year-end bonus based on the Company's net income.

We do not have any employment agreements with any other officer or governor.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following table and related disclosure to illustrate the relationship between executive compensation “actually paid” (as calculated herein) and certain measures of Company financial performance. For information regarding the Company’s pay-for-performance philosophy and how the Company aligns executive compensation with its performance in practice, refer to the “Compensation Discussion and Analysis” section above. References to “PEO” in the tables below refer to Jodi Johnson, our Chief Executive Officer.

Fiscal Year (a)	Summary compensation table total for PEO (1) ($) (b)	Compensation actually paid to PEO (2) ($) (c)	Average summary compensation table total for non-PEO named executive officers (3) ($) (d)	Average compensation actually paid to non-PEO named executive officers (4) ($) (e)	Value of initial fixed $100 investment based on:		Net income (7) ($) (h)	EBITDA (8) ($) (i)
					Total shareholder return (5) ($) (f)	Peer group total shareholder return (6) ($) (g)
2023	228,553	228,553	221,514	221,514	120	172	5,561,255	12,983,937
2022	315,405	315,405	131,023	131,023	134	136	29,496,680	33,847,660
2021	246,196	246,196	116,445	116,445	108	185	12,625,679	17,597,905

(1) The amounts reported in this column reflect, for each applicable fiscal year, the amounts of total compensation reported for Jodi Johnson (our current Chief Executive Officer) and Gerald Bachmeier (our former Chief Executive Officer) in the “Total Compensation” column of the Summary Compensation Table.
(2) The amounts reported in this column reflect, for each applicable fiscal year, the “compensation actually paid” as calculated under SEC rules (“CAP”) to Ms. Johnson and Mr. Bachmeier. The CAP is the same as the total compensation reported in column (b) as no adjustments were required.

(3) The amounts reported in this column reflect, for each applicable fiscal year, the amounts of average compensation reported in the "Total Compensation" column of the Summary Compensation Table for the Company’s named executive officers other than the PEO. The named executive officer included for this purpose for each applicable fiscal year is Joni Entze (our Chief Financial Officer) and Ryan Wiege (our Grain Merchandiser).
(4) The amounts reported in this column reflect, for each applicable fiscal year, the average amount of CAP to the Company’s named executive officers other than the PEO. The CAP is the same as the total compensation reported in column (d) as no adjustments were required.
(5) The amounts reported in this column reflect the value based on the cumulative total shareholder return, during the period from September 30, 2020 through the end of the applicable fiscal year, of a hypothetical investment of $100 in the Company’s units.
(6) The amounts reported in this column reflect the value based on the cumulative total shareholder return of the NASDAQ Composite, one of the published industry indexes used in the performance graph for the fiscal year ended September 30, 2023, during the period from September 30, 2020 through the end of the applicable fiscal year, of a hypothetical investment of $100.
(7) The amounts reported in this column represent the amount of net income reflected in the Company’s audited consolidated financial statements for each applicable year.
(8) We have selected EBITDA as the Company-Selected Measure.

Relationship Between CAP and Performance

Below are graphs showing the relationship of “Compensation Actually Paid” to our PEO and non-PEO named executive officer for our fiscal years 2021, 2022 and 2023 to (1) TSR of both our units and the NASDAQ Composite, (2) net income, and (3) EBITDA.

COMPENSATION ACTUALLY PAID VS. NET INCOME
Compensation Actually Paid
Net Income
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$-
2021
2022
2023
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Net Income

COMPENSATION ACTUALLY PAID VS. EBITDA
Compensation Actually Paid
EBITDA
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-
$40,000,000
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$-
2021
2022
2023
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
EBITDA

Tabular List of Most Important Financial Performance Measures

The following is a list of the most important financial performance measures that the Company has used to link compensation of our named executive officers to Company performance for the 2023 fiscal year:

•Net Income
•EBITDA
•Unit Value
CEO Pay Ratio
In accordance with SEC rules, we are disclosing the following information regarding the relationship of the annual total compensation of our employees and the annual total compensation of our Chief Executive Officer for the fiscal year ended September 30, 2023:

•The median of the annual total compensation of all of our employees (excluding the Chief Executive Officer) was $90,022.
•The annual total compensation of our Chief Executive Officer, as reported on our Summary Compensation Table, was $228,533.
•Based on this information, the ratio of our Chief Executive Officer's annual total compensation to our median employee was 2.54:1.00.
Our employee population as of September 30, 2023 (the date we selected to identify our median employee), consisted of 54 individuals, with all of these individuals located in the United States. We identified our median employee based on the annual total compensation paid during the fiscal year ended September 30, 2023, calculated consistent with the disclosure requirements of executive compensation under Item 402(c)(2)(x) of Regulation S-K.
In addition, for purposes of reporting the ratio of annual total compensation of the Chief Executive Officer to the median employee, both the Chief Executive Officer(s) and median employee’s total compensation paid during the fiscal year ended September 30, 2023, were calculated consistent with the disclosure requirements of executive compensation under Item 402(c)(2)(x) of Regulation S-K. The Company has not made any of the adjustments permissible by the SEC, nor have any material assumptions or estimates been made to identify the median employee or to determine annual total compensation.

GOVERNOR COMPENSATION

Pursuant to our governor compensation policy, we currently pay governor fees as follows:

•$1,000.00 per Board meeting
•$400.00 per Audit Committee meeting or Audit Committee conference call
•$400.00 per Risk Management Committee meeting or Risk Management Committee conference call
•$400.00 per Nominating Committee meeting
•$500.00 for meetings attended by conference call, with the exception of Audit Committee and Risk Management Committee conference calls

The compensation policy also provides for reimbursement to governors for all out-of-pocket costs and mileage for travel to and from meetings and other locations to perform these tasks.

In the fiscal year ended September 30, 2023, the Company had incurred an aggregate of $120,350 in governor fees and related expenses.

The table below shows the compensation paid to each of our governors for the fiscal year ended September 30, 2023.

Name	Fiscal Year	Fees Earned or Paid in Cash(1)	All Other Compensation(2)	Total Compensation
Ronald Aberle	2023	$30,700		$30,700
Mike Appert	2023	26,200		26,200
Ambrose Hoff	2023	8,900		8,900
Frank Kirschenheiter	2023	7,700		7,700
Syd Lawler	2023	9,200	1,250	10,450
Sid Mauch	2023	27,800		27,800
William Price	2023	8,600		8,600

(1)Includes reimbursement for regular board meetings as well as committee meetings.
(2)Includes reimbursement for mileage incurred in connection with services rendered to the Board and for services rendered to the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and governors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, governors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations from our officers and governors, all Section 16(a) filing requirements were complied with during the fiscal year ended September 30, 2023.

ANNUAL REPORT AND FINANCIAL STATEMENTS

The Company's annual report to the Securities and Exchange Commission on Form 10-K, including the financial statements and the notes thereto, for the fiscal year ended September 30, 2023, accompanies this proxy statement.

These proxy materials are being delivered pursuant to the Internet Availability of Proxy Materials rules promulgated by the SEC. The Company will provide each member solicited a printed or e-mail copy of the Proxy Statement, Proxy Card and Annual Report on Form 10-K without charge within three business days of receiving a written request. Members should direct any requests for a printed or e-mail copy of the proxy materials as follows: (i) by calling our office at (701) 974-3308 or toll free at (855) 974-3308; (ii) by written request at Red Trail Energy, LLC at P.O. Box 11, Richardton, ND 58652; (iii) by e-mail at proxy@redtrailenergy.com; or (iv) on our website at www.redtrailenergy.com, on or before March 15, 2024 to facilitate timely delivery. The Company will provide each member solicited a copy of the exhibits to the Annual Report on Form 10-K upon written request and payment of specified fees. The 2023 Annual Report on Form 10-K complete with exhibits and Proxy Statement are also available from the SEC at 6432 General Green Way, Mail stop 0-5, Alexandria, VA 22312-2413, by e-mail at foiapa@sec.gov or fax at (703) 914-2413 or through the EDGAR database available from the SEC's Internet site (www.sec.gov).

RED TRAIL ENERGY, LLC
PROXY SOLICITED ON BEHALF OF OUR BOARD OF GOVERNORS
FOR THE ANNUAL MEETING OF MEMBERS TO BE HELD ON APRIL 4, 2024

Member Name:	Vote by Mail or Facsimile:
1) Read the Proxy Statement
Number of Units:	2) Mark your vote in the appropriate boxes below
3) Sign and date the proxy card
4) Return the proxy card via fax to (701) 974-3309 or by mail to the Company at P.O. Box 11, Richardton, ND 58652 by 4:00 p.m. on Wednesday, April 3, 2024.

The undersigned hereby appoints Sid Mauch and Ronald Aberle, and each or either of them, with the power of substitution, as proxies to represent the undersigned and to vote as designated below, at the 2024 Annual Meeting of Members to be held on Thursday, April 4, 2024, and at adjournment thereof, on any matters coming before the meeting. Said proxies will vote on the proposal set forth in the notice of the annual meeting and proxy statement as specified on this card. If a vote is not specified, said proxies will register the votes as withheld for each of the nominees. If any other matters properly come before the 2024 Annual Meeting, said proxies will vote on such matters in accordance with the recommendations of the Board except to the extent that such matters would include substantive matters presented by the Company that would otherwise be required to be separately set out by the Company on the proxy card.

PROPOSAL ONE.    Elect two (2) governors to the Board of Governors.  Each will serve for a term of three years. To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

You are entitled to give a nominee as many votes as is equal to the number of units you own multiplied by 2 (the number of governors to be elected), or you may distribute your votes among the nominees as you see fit.  Write in the number of votes you are allocating to any nominee below.

Mike Appert	Votes

William Price	Votes

This proxy card, if signed and returned, will be voted in accordance with your instructions above and authorizes the proxies to take action in their discretion upon other matters that may properly come before the meeting. The proxies cannot vote your units unless you sign and return this card.

Please sign exactly as your name appears on your unit certificate. When units are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature of Unit Holder	Signature of Unit Holder
Dated:	Dated: